November 19, 1997

                                       NOTE:  If  the  name and address shown at
                                              left are  not correct, please make
                                              any changes necessary



Gentlemen:

         By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Offering Circular/Proxy Statement and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer")
2.8  Common  Stock  Purchase  Warrants  (the  "Warrants")  into one share of the
Company's Common Stock, par value $.01 per share (the "Exchange Offer Consideration") upon the terms and subject to the conditions set forth in the Offering Circular/Proxy Statement including but not limited to amending the terms of the Company's Class A Preferred Stock (the "Preferred Stock").

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the number of Warrants indicated above. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions including but not limited to the approval of the proposal to amend the terms of the Preferred Stock as set forth in the Offering Circular/Proxy Statement under "Conditions to the Exchange Offer."

         The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company at any time regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Warrants tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered Warrants until the Expiration Date for the extended Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all Warrants tendered pursuant to the Exchange Offer. Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion.

         Subject to, and effective upon, the acceptance by the Company of the number of Warrants tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Warrants tendered hereby, waives any and all rights with respect to the Warrants tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Warrants) and releases and discharges any obligor or parent of any obligor of the Warrants from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Warrants, including, without limitation, any claims that the undersigned is entitled to participate in any redemption or defeasance of the Warrants. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Warrants, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Warrants, or transfer ownership of such Warrants on the account books maintained by a Book- Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Warrants for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Warrants, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Warrants tendered hereby, and that when such Warrants are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Warrants will be subject to any adverse claim or right; (ii) the undersigned owns the Warrants being tendered hereby and is entitled to tender such Warrants as contemplated by the Exchange Offer, all within the meaning of Rule 13e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Warrants complies with Rule 13e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Warrants tendered hereby.

         The undersigned understands that tenders of Warrants pursuant to any of the procedures described in the Offering Circular/Proxy Statement under the caption "Procedures for Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Warrants for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed Warrants shall be effected, and risk of loss and title of such Warrants shall pass, only upon proper delivery thereof to the Exchange Agent.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. WARRANTS TENDERED PURSUANT TO THE EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE. See the information set forth under the heading "Withdrawal of Tenders" in the Offering Circular/Proxy Statement.

         The   undersigned    surrenders    herewith   the   following   warrant
certificate(s) of Enteractive, Inc. (the "Company") in exchange for common stock, $.01 par value (the

"Common Stock") of the Company, on the basis of 2.8 Warrants for one share of Common Stock (the "Exchange Offer"), with fractions of a share rounded down to the nearest whole number if less than one-half share or rounded up to the nearest whole share if equal to or greater than one-half share.


================================================================================

         Certificate Numbers                           Number of Shares
================================================================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

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         Please  issue  the new  certificate(s)  of  Common  Stock to which  the undersigned is entitled in the name appearing above, subject to the following instructions:


============================================================
Fill in ONLY if new certificate(s) are to be issued in a name OTHER than that of the owner whose name appears ABOVE or if delivery is to be made other than to such owner.
------------------------------------------------------------
Issue Certificate(s) to             (Please Print)

Name
------------------------------------------------------------

------------------------------------------------------------

Address
------------------------------------------------------------

-----------------------------------------------------------
=============================================================

                                   SIGNATURE(S)_______________________
                                               _______________________

Important Tax Information

         Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Exchange Offer Consideration may be subject to backup withholding.

         Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on reportable payments made with respect to securities accepted for conversion pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Warrants tendered hereby. If the Warrants are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

            PAYOR'S NAME: CONTINENTAL STOCK TRANSFER & TRUST COMPANY.

                                  NAME/ADDRESS:

            SUBSTITUTE
             FORM W-9

           Department of           PART 1(a) _ PLEASE      TIN_______________
           the Treasury            PROVIDE YOUR TIN IN       (Social Security
             Internal              BOX AT RIGHT AND        Number or (Employer
          Revenue Service          CERTIFY BY SIGNING         Identification
                                   AND DATING BELOW             Number)

                                   PART 1(b) _ PLEASE CHECK THE BOX AT THE RIGHT IF YOU HAVE APPLIED FOR, AND ARE AWAITING
                                   RECEIPT OF, YOUR TIN           [ ]

          Payor's Request          PART 2 - FOR PAYEES EXEMPT FROM BACKUP
                for                WITHHOLDING PLEASE WRITE "EXEMPT" HERE
             Taxpayer              (SEE INSTRUCTIONS)_______________________
          Identification
          Number ("TIN")
         and Certification

                                   PART 3 - CERTIFICATION UNDER PENALTIES OF
                                   PERJURY, I CERTIFY THAT (X) The number
                                   shown on this form is my correct TIN (or I am waiting for a number to be issued to
                                   me), and (Y) I am not subject to backup
                                   withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.


                                   SIGNATURE___________________ DATE_________

         You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed Guidelines.)

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN

         CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR, 31 PERCENT OF ALL PAYMENTS MADE TO ME PURSUANT TO THIS OFFER SHALL BE RETAINED UNTIL I PROVIDE A TAX IDENTIFICATION NUMBER TO THE PAYOR AND THAT, IF I DO NOT PROVIDE MY TAXPAYER IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING AND 31 PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD AND REMITTED TO THE IRS UNTIL I PROVIDE A TAXPAYER IDENTIFICATION NUMBER.



------------------------------------     ------------------------
          SIGNATURE                          DATE


NOTE:    FAILURE  TO  COMPLETE  AND  RETURN  THIS  FORM  MAY  RESULT  IN  BACKUP
         WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W- 9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS


1.       Execution and Delivery of a Letter of Transmittal

         This Letter of Transmittal should be completed, dated, signed and mailed or hand delivered to Continental Stock Transfer & Trust Company (the "Exchange Agent"), 2 Broadway, New York, New York 10004, accompanied by all stock certificates held by you and which you intend to be exchanged. The method of transmitting or delivering such certificate(s) and the risk of the loss thereof is at the election of the owner, but if sent by mail, certified mail is recommended.

2.       Signatures

         The Letter of Transmittal must be signed by or on behalf of the registered holder(s) of the certificate(s) transmitted. If the stock covered by such certificate(s) is registered in the name of two or more owners, all such owners must sign. The signature(s) on the Letter of Transmittal should correspond exactly to the name(s) written on the face of the stock certificate(s) transmitted unless the stock described on the Letter of Transmittal have been assigned by the registered holder, in which event the Letter of Transmittal should be signed in exactly the same form as the name of the last transferee appears in the transfers attached to or endorsed on the certificate(s) transmitted.

3.       Issuance of New Certificates in Same Name

         If the certificate(s) representing Common Stock is to be issued in the name of registered holder(s) as inscribed on the surrendered certificate(s), the surrendered certificate(s) need not be endorsed and no guarantee of the signature on the Letter of Transmittal is required.

4.       Issuance of New Certificates in Different Names

         If any certificate representing shares of Common Stock is to be issued to the name of someone other than the registered holder(s) of the surrendered certificate(s) then the certificate(s) surrendered must be properly endorsed (or accompanied by appropriate stock powers properly executed) by the registered holder(s) of such certificate(s) to the person who is to receive the Common Stock. The signature of the registered holder(s) to the endorsement or stock powers must correspond with the name as written upon the face of the certificate(s) in every particular and must be guaranteed by a participant in a Securities Transfer Association ("STA") recognized signature program.

5.       Supporting Evidence

         In case any Letter of Transmittal, certificate endorsement or stock power is executed by an agent attorney, administrator, executor, guardian, trustee or any person in any of the fiduciary or representative capacity, or by an officer of a corporation on behalf of the corporation, there must be submitted with the Letter of Transmittal; surrendered certificate(s) and/or powers, documentary evidence of appointment and authority to act in such capacity (including court orders and corporate resolutions where necessary), as well as evidence of the authority of the person making such execution to assign, sell or transfer shares. Such documentary evidence of authority must be in form satisfactory to the Transfer Agent.

6.       Special Instructions for Deliveries by the Transfer Agent

         Unless instructions to the contrary are given in the Special Delivery Instructions, any certificate(s) representing the Common Stock to be distributed upon exchange of the stock surrendered pursuant to this Letter of Transmittal will be mailed to the address shown on the mailing label or to the address shown in the Change of Address Instructions.

7.       Inquiries

         All inquires with respect to the completion of the Letter of Transmittal and the surrender of any certificate(s) representing stock should be made to Reorganization Department, Continental Stock Transfer & Trust Company
(212) 509-4000 ext. 227.

8.       Lost Certificates

         If your certificate is lost, advise the Transfer Agent in writing.